Catalyst/Exceed Defined Shield Fund

Class A: SHIEX Class C: SHINX Class I: SHIIX

SUMMARY PROSPECTUS

march 30, 2018

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at https://catalystmf.com/literature-and-forms/. You can also get this information at no cost by calling 1-866-447-4228, emailing info@catalystmf.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated March 30, 2018 are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

FUND SUMMARY: CATALYST/EXCEED DEFINED SHIELD FUND

Investment Objective: The Fund seeks capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 16 and “Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers” and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 42 and Waiver of Up-Front Sales Charge on Class A Shares on page 43.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses[1]	0.36%	0.36%	0.36%
Acquired Fund Fees and Expenses[2]	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	1.89%	2.64%	1.64%
Fee Waiver and Reimbursement [3]	(0.41)%	(0.41)%	(0.41)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	1.48%	2.23%	1.23%

1 Estimated to reflect expenses to be incurred in the current fiscal year.

2 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

3 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes and, extraordinary expenses) at 1.45%, 2.20% and 1.20% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2019. This agreement may only be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$717	$226	$125
3	$1,097	$782	$477
5	$1,502	$1,364	$853
10	$2,628	$2,943	$1,909

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended November 30, 2017 was 160% of the value of its portfolio.

Principal Investment Strategies:

Under normal market conditions, the Fund seeks to achieve its investment objective by investing a majority of its assets, directly or indirectly, in the components of the NASDAQ Exceed Defined Protection Index (“EXPROT Index”). The EXPROT Index is designed to provide investment returns that are correlated with, but less volatile than, those of the S&P 500 Index (“S&P 500”) and to allow an investment tracking the EXPROT Index to mitigate losses when the S&P 500 declines in exchange for accepting a limit on gains when the S&P 500 increases. Using a representative sampling approach to security selection, the Fund seeks to provide an investment vehicle with a risk/reward profile in which the risks of an investment are, in the Advisor's opinion, somewhat limited, as are the potential rewards. The Fund’s strategy aims to achieve capital appreciation over the long-term.

Exceed Indexes, LLC (a wholly owned subsidiary of Exceed Investments, LLC) is the index provider for the EXPROT Index. A portfolio manager of the Fund is also an owner and the Chief Executive Officer of Exceed Investments, LLC. The EXPROT Index has a fixed income component and equity component. The EXPROT Index is generally weighted about 90% fixed income and 10% equity.

The fixed income component consists of domestic short to medium term (3 years or less), investment grade, fixed coupon, senior or subordinated corporate bonds with a typical maturity of 3 years or less and a par value of at least $250 million that are registered securities or restricted securities sold pursuant to Rule 144A of the Securities Act of 1933 with registration rights. The fixed income component is reconstituted and rebalanced on a monthly basis. There will typically be approximately 750 – 1250 fixed income securities in the EXPROT Index. The fixed income securities are market value weighted within the portion of the EXPROT Index allocated to the fixed income component.

The equity component consists of listed equity options. The equity component is reconstituted upon the expiration of the options included in the EXPROT Index as of its last reconstitution. This reconstitution occurs approximately quarterly. There will typically be approximately 15 – 75 equity options in the EXPROT Index. Options selected for the equity component generally have a duration of approximately one year. The call options are selected to target participation in the S&P 500 if the S&P 500 increases up to a maximum cap by selecting a long call whose strike price equals the current value of the S&P 500 and a short call whose strike price is above the current value of the S&P 500. If a single call option does not have a strike price of the needed value, the call with a strike price immediately above and the call with a strike price immediately below is used as a substitute. In this way, the Fund seeks to participate with the market up to the maximum cap. The put options are selected to target participation in the S&P 500 if the S&P 500 decreases down to a maximum floor of 12.5% by selecting a short put whose strike price equals the current value of the S&P 500 and a long put whose strike price is below the current value of the S&P 500. If a single put option does not have a strike price of the needed value, the put with a strike price immediately above and the put with a strike price immediately below is used as a substitute. In this way, the Fund seeks to participate with the market down to the maximum floor. However, there is no guarantee that the portfolio’s losses will be limited to the maximum floor. Both the call and put option weighting will be calculated by dividing the value of the expiring options included in the EXPROT Index as of the last reconstitution by the value of the S&P 500 as of the same date.

The objective of the call options is to provide market participation up to the maximum cap while the objective of the put options is to provide a floor to negative performance and thereby limit exposure in a materially bearish environment. However, there is no guarantee that this strategy will limit the portfolio's losses. The use of derivative instruments, like put and call options, may expose the Fund to leverage.

Fixed-Income Securities. The Fund will either invest indirectly in the fixed-income securities in the EXPROT Index by investing in ETFs that invest in such securities or employ a representative sampling strategy to invest directly in a subset of such securities, which in the aggregate seeks to match the same yield, duration, and other characteristics of the fixed-income securities in the EXPROT Index as a whole. To the extent that the Fund invests in ETFs, it may invest in excess of 20% of its assets in ETFs that provide exposure to certain investment-grade fixed income securities in the EXPROT Index.

Call Options. Call options allow the purchaser, for a premium, to “call” away a security from the seller of the option at a particular price, called the “strike price.” Normally, buyers call away securities at the strike price if their market price is greater than the strike price. The Fund purchases and sells call options on SPDRs. The Fund’s purchases and sales of call options result in “call spreads,” which are designed to allow the Fund to participate in increases in the S&P 500 up to approximately 15% during the terms of the call spreads.

Put Options. Put options allow the purchaser, for a premium, to “put” a security to the seller of the option at a strike price. Normally, buyers put securities to options sellers at the strike price when their market price falls below the strike price. The Fund purchases and sells put options on SPDRs. The Fund’s purchases and sales of put options result in “put spreads,” which are designed to allow the Fund to mitigate losses when the S&P 500 declines by more than 12.5% during the terms of the put spreads. The put spreads do not guard the Fund against S&P 500 losses of less than 12.5%, and only seeks to guard against losses during the terms of the put spreads. All other losses will be borne by the Fund and shareholders. There is no guarantee that the put spreads will limit the portfolio’s losses to 12.5%.

Although the Fund’s strategy seeks to provide protection for large losses in the equity portion of the portfolio, an investor can still lose money on the fixed income portion such that the total loss in the portfolio as a whole could be more than the targeted 12.5%.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means it generally invests a greater portion of its assets in the securities of one or more issuers and may invest overall in a smaller number of issuers than a diversified fund.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

•	Concentration Risk. The Fund may focus its investments in securities to a particular sector or type of securities to the extent the Index is similarly concentrated. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund's net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

•	Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

•	Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

•	Equity Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

•	Exchange Traded Fund Risk. Other investment companies including ETFs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the sub-adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

•	Fixed-Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

•	High Portfolio Turnover Risk. The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund's performance and may result in recognition of increased net capital gains and, therefore, taxable distributions thereof.

•	Leverage Risk. Using leverage can magnify the Fund’s potential for gain or loss and; therefore, amplify the effects of market volatility on the Fund’s share price. Using derivatives can create leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile.

•	Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

•	Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests or sells short may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

•	Market Events Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

•	Non-Diversification Risk. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

•	Options Risk. There are risks associated with the Fund’s options strategy. This strategy involves the sale and purchase of call and put options. A seller (writer) of a call option will lose money if the underlying security on which the option was written increases in value to a level above the strike price of the sold option plus the premium received. Since there is no limit on how high a value of an entity can go, there is material risk in being short a call with no offsetting position. A seller (writer) of a put option will lose money if the underlying security on which the option was written decreases in value to a level below the strike price of the sold option less the premium received. The seller of a put option is limited to losing the difference between the strike price less premium received and $0 reflecting a full loss of all value for the underlying security. A seller of an option can be liquidated if the value of the underlying security advances enough in the case of a call option or declines enough in the case of a put option given there are no offsetting positions or enough capital to offset the unrealized losses. In a liquidation event, one should expect material realized losses.

A buyer of a call or put option risk the loss of the entire premium invested in the option. If the underlying security is not above the strike price at maturity of a call or not below the strike price at maturity of a put, the option will expire worthless.

Between maturity of an option and point of purchase or writing of an option, a number of market forces can significantly and adversely affect the value of said option inclusive of changes in volatility, interest rates, dividend rates and price of the underlying security.

Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Options are also subject to leverage and volatility risk, liquidity risk, tracking risk, and sub-strategy risk among other risks.

•	Passive Management Risk. The Fund is not actively managed and the Advisor will not sell shares of an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a rebalancing of the Index as addressed in the Index methodology.

•	Sampling Risk. The Fund’s use of a representative sampling approach, if used, could result in its holding a smaller number of securities than are in the EXPROT Index. As a result, an adverse development with an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the EXPROT Index. To the extent the assets in the Fund are smaller, these risks will be greater.

•	Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of imperfect correlation between the Fund’s holdings of portfolio securities and those in the Index, pricing differences, the Fund’s holding of cash, differences on timing of the accrual of dividends, changes to the Index or the need to meet various regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

•	U.S. Treasury and Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.   The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception.   Although Class A and Class C shares would have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A shares and Class C shares would be lower than Class I shares because Class A and Class C shares have different expenses than Class I shares.  Performance information for Class C shares will be included after the share classes have been in operation for one complete calendar year. The performance table compares the performance of the Fund’s Class I shares over time to the performance of a broad-based market index.  You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  The Fund acquired all of the assets and liabilities of Exceed Defined Shield Index Fund, a series of Forum Funds, (the “Predecessor Fund”) in a tax-free reorganization on September 1, 2017 (the “Reorganization”).  In connection with this Reorganization, shares of the Predecessor Fund’s Investor Shares and Institutional Shares were exchanged for Class A shares and Class I shares of the Fund, respectively.  The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below for periods prior to September 1, 2017 reflects the historical performance of the Predecessor Fund shares. Neither Investor Class nor Institutional Class shares of the Predecessor Fund (reorganized into Class A and Class I shares of the Fund, respectively) charged a sales load and, therefore, the impact of a sales load is not reflected in the Predecessor Fund returns. Additionally, because the 1 Year Average Annual Total Returns assume investment in the Fund on December 31, 2016, which was prior to the Reorganization, the impact of a sales load is not reflected in the performance information provided. Updated performance information will be available at no cost by calling 1-866-447-4228.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 4.32% (quarter ended December 31, 2017), and the lowest return for a quarter was (0.51)% (quarter ended March 31, 2016).

Average Annual Total Returns
(for the periods ended December 31, 2017)

Class I	1 Year	Since inception (4/14/2015)
Return Before Taxes	14.09%	6.29%
Return After Taxes on Distributions	7.76%	3.93%
Return After Taxes on Distributions and Sale of Fund Shares	7.98%	3.76%
Class A
Return Before Taxes	13.88%	6.02%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	21.83%	11.71%
EXPROT Index (reflects no deduction for fees, expenses or taxes)	16.05%	8.37%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Exceed Advisory LLC, serves as the Fund’s investment sub-advisor (the “Sub-Advisor”).

Portfolio Managers: Joseph Halpern, Portfolio Manager of the Sub-Advisor, is primarily responsible for the day-to-day management of the Fund. Mr. Halpern has served the Fund in this capacity since the Fund’s inception.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.